Exhibit 10.1

REVEL AC, INC.

FOURTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This FOURTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is dated as of March 13, 2013, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement, dated as of February 17, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of May 3, 2012, that certain Increase Joinder, dated as of May 3, 2012, that certain Second Amendment to Credit Agreement, dated as of August 22, 2012, and that certain Third Amendment to Credit Agreement, dated as of December 20, 2012, as so amended, the “Credit Agreement”), among the Borrower, the Guarantors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders that have signed this Amendment (constituting the Required Lenders) and the Administrative Agent have consented and agreed to the modifications to the Credit Agreement and other related documents set forth in this Amendment, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement.

(A) The references to “Section 10.04(i)” in the definitions of “Eligible Assignee” and “Purchasing Borrower Party Assignment and Assumption” that appear in Section 1.01 are hereby replaced with references to “Section 10.04(h)”.

(B) Section 1.01 is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

““Case” shall mean the bankruptcy case of the Borrower commenced under 11 U.S.C. Section 101 et seq. as contemplated by the Restructuring Support Agreement, dated as of February 19, 2013, among the Loan Parties and the consenting debtholders party thereto.”

““Competitor Group” shall mean, with respect to any Competitor, such Competitor together with (a) each of its Affiliates, (b) each joint venture (or similar arrangement) in which any such Competitor or any of its Affiliates participates, directly or indirectly, and (c) each other person that acts in a partnership, limited partnership, syndicate or other group with any such Competitor or any of its Affiliates for purposes of owning or controlling, directly or indirectly, any Equity Interest in, or operating, any casino or convention, trade show or exhibition facility.”

(C) The first paragraph of Section 10.04(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:”

(D) Section 10.04(b) of the Credit Agreement is hereby further amended by deleting paragraph (i) thereof in its entirety and inserting the following in lieu thereof:

“(i) except (x) in the case of any assignment made in connection with the primary syndication of the Commitment and Loans by the Arranger to Persons identified by the Administrative Agent to the Borrower on or prior to the Closing Date and made within 30 days of the Closing Date, (y) in the case of an assignment to a Lender, an Affiliate of the assigning Lender or an Approved Fund or (z) in connection with the Disqualification of a Lender, (A) the consent (not to be unreasonably withheld or delayed) of the Administrative Agent and Borrower shall be required (provided that (i) no consent of the Borrower shall be required during the continuance of an Event of Default under Section 8.01(a), (b), (f) or (h) and (ii) Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof and (B) the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $1,000,000;”

(E) Section 10.04 of the Credit Agreement is hereby further amended by inserting the text of paragraph (c) thereof as a new paragraph at the end of paragraph (b) thereof, deleting paragraph (c) thereof in its entirety and re-numbering paragraphs (d) through (i) thereof as paragraphs (c) through (h) thereof accordingly.

(F) The first two sentences of Section 10.04(d) of the Credit Agreement (which, for the avoidance of doubt, was Section 10.04(e) of the Credit Agreement prior to the operation of Section 1(E) of this Amendment) are hereby deleted in their entirety and the following inserted in lieu thereof:

“Any Lender may at any time, without the consent of, or notice to, Borrower or the Administrative Agent, sell participations to any person (other than (i) unless the Case is pending, a Competitor; provided, that no single Competitor Group may own participations, at any time, in Loans in an aggregate amount in excess of 5% of the Loans outstanding as of such time, (ii) a natural person, (iii) Borrower or (iv) any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall (x) contain a representation and covenant from such participant that it either (A) is not a Competitor or (B) if it is a Competitor, that it, together with its Competitor Group, does not and will not own participations, at any time, in Loans in an aggregate amount in excess of 5% of the Loans outstanding as of such time and (y) provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii) or (iii) of the first proviso to Section 10.02(b) that affects such Participant.”

(G) Section 10.12(h) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“(h) (x)subject to an agreement containing provisions substantially the same as those of this Section 10.12, to (I) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (other than any Competitor unless (A) such Information is not MNPI, (B) the Case is pending and (C) such Competitor is a Participant or a prospective Participant), (II) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations (other than any Competitor) or (III) any rating agency for the purpose of obtaining a credit rating applicable to any Lender or (y) with the consent of Borrower”

2. Conditions to Effectiveness. This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Required Lenders (the date of such effectiveness, the “Fourth Amendment Effective Date”):

(A) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Borrower and the Required Lenders (and by executing and delivering a counterpart hereto, each such Person confirms it consents to the amendments to the Credit Agreement and the other provisions set forth herein).

(B) Consents. All necessary consents to the effectiveness of this Amendment, including any approval of any Gaming Authority required in accordance with any Gaming Law, shall have been obtained and shall be in full force and effect.

3. Reference to and Effect on the Credit Agreement. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

4. Representations and Warranties. The Borrower hereby represents and warrants as of the Fourth Amendment Effective Date that, (a) immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing, except as a direct result of the Borrower’s failure to pay the regularly scheduled interest payment under the Credit Agreement on February 19, 2013 (the “Interest Default”) and (b) immediately before and after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, except (i) for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date or (ii) to the extent such representation or warranty is untrue or incorrect solely as a direct result of the Interest Default.

5. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC., as Borrower

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

REVEL AC, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

REVEL ATLANTIC CITY, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

REVEL ENTERTAINMENT GROUP, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

NB ACQUISITION, LLC, as Guarantor

By:	/s/ Dennis Stogsdill
	Name:	Dennis Stogsdill
	Title:	Chief Restructuring Officer

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Susan E. Atkins
	Name:	Susan E. Atkins
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN HIGH-INCOME TRUST as a Lender

By:	Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES, HIGH-INCOME BOND FUND as a Lender

Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN FUNDS INSURANCE SERIES – ASSET ALLOCATION FUND as a Lender

Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Asset Allocation Fund

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

THE BOND FUND OF AMERICA as a Lender

Capital Research and Management Company, for and on behalf of The Bond Fund of America

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

CAPITAL INCOME BUILDER as a Lender

Capital Research and Management Company, for and on behalf of Capital Income Builder

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

THE INCOME FUND OF AMERICA as a Lender

Capital Research and Management Company, for and on behalf of The Income Fund of America

By:	/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

AAI Canyon Fund plc, solely in respect of Canyon Reflection Fund, as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon Capital Arbitrage Master Fund, Ltd., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon Balance Master Fund, Ltd., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon Distressed Opportunity Master Fund, L.P., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

The Canyon Value Realization Master Fund, L.P., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon-GRF Master Fund, L.P., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

Canyon-GRF Master Fund II, L.P., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon-TCDRS Fund, LLC, as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon Value Realization Fund, L.P., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Permal Cauyon Fund Ltd., as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Canyon Value Realization MAC 18 Ltd. as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Citi Canyon Ltd. as a Lender
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

J.P. MORGAN WHITEFRIARS INC., as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney-in-Fact

[Signature Page to Fourth Amendment to Credit Agreement]

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD., as a Lender

By: Chatham Asset Management, LLC, Investor Advisor

By:	/s/ James Ruggerio, Jr.
	Name:	James Ruggerio, Jr.
	Title:	Member and CFO

[Signature Page to Fourth Amendment to Credit Agreement]

CHATHAM EUREKA FUND, L.P., as a Lender

By: Chatham Asset Management, LLC, Investor Advisor

By:	/s/ James Ruggerio, Jr.
	Name:	James Ruggerio, Jr.
	Title:	Member and CFO

[Signature Page to Fourth Amendment to Credit Agreement]